UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

January 23, 2026
Date of Report (date of earliest event reported)

 THE BUCKLE, INC.
(Exact name of Registrant as specified in its charter)

Nebraska	001-12951	47-0366193
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2407 West 24th Street,
Kearney,	Nebraska	68845-4915
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (308) 236-8491
__________________________________________________________

(Former name, former address and former fiscal year if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	BKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                     Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 23, 2026, The Buckle, Inc. (the "Company") issued a press release announcing that Kari G. Smith and Michelle M. Hoffman will retire from their respective positions as Executive Vice President of Stores and Senior Vice President of Sales effective February 13, 2026. Additionally, the Company announced that Ms. Smith’s service as a director on the Company’s Board of Directors would also end on such date. Ms. Smith’s departure from the Company’s Board of Directors is not based on any disagreement with the Company relating to its operations, policies, or practices.

Ms. Smith has been employed by the Company since 1978, serving in various roles on the sales team. She was appointed Vice President of Sales in May 2001 and Executive Vice President of Stores in February 2014. Ms. Smith has served on the Company’s Board of Directors since February 2018.

Ms. Hoffman joined the Company in 1979, serving in various roles on the sales team. She was appointed Vice President of Sales in March 2014 and Senior Vice President of Sales in February 2022.

The full text of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01(d).     Exhibits

Exhibit 99.1    Press Release Dated January 23, 2026
Exhibit 104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Buckle, Inc.

Date: January 27, 2026	By: /s/ THOMAS B. HEACOCK
Name: Thomas B. Heacock
Title: Senior Vice President of Finance,
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release Dated January 23, 2026

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)